SUPPLEMENT DATED OCTOBER 28, 2009 TO THE
                         PROSPECTUS DATED AUGUST 3, 2009

               CLAYMORE SECURITIES DEFINED PORTFOLIOS, SERIES 600

                 S&P FOUNDATION STRATEGY, SERIES 4 (THE "TRUST")

                               FILE NO. 333-160332

   Notwithstanding anything to the contrary in the Prospectus, the Trust Portfolio no longer includes the following security:

                         Fairpoint Communications, Inc.

   The number of shares of the remaining securities held by the Trust and the percentage of the Trust Portfolio those shares represent may fluctuate as additional units are created, the value of the securities fluctuate and as the Trust sells shares of the securities to meet redemptions, pay expenses and in other extraordinary circumstances. Please see the Prospectus for additional information.

                        Please keep for future reference.